National Cancer Institute

E-Cigarettes & New Tobacco Products: An Overview

Annette Kaufman, PhD, MPH
Health Scientist
Tobacco Control Research Branch
Behavioral Research Program
Division of Cancer Control and Population Sciences

National Cancer Institute

No conflicts of interest to disclose.

The views and opinions expressed in this presentation are those of the authors only and do not necessarily represent the views, official policy or position of the U.S. Department of Health and Human Services or any of its affiliated institutions or agencies.

Diversity of Tobacco Products


skruf
stark
portion
IPCO
CREAMY SNUFF
IPCO
CREAMY SNUFF
STICKS
orbs
orbs
fresh
strips
fresh
CAMEL
SNUS
CAMEL
SNUS
original
CAMEL
SNUS
frost
Marlboro
LONG CUT
Marlboro
LONG CUT
VIRGINIA SLIMS Superslims
REVEL
REVEL
REVEL
Al Capone
powder
vanilla
CAMEL
CAMEL
LUCKY STRIKE
RED MAN PLUG
CHEWING TOBACCO
Marlboro
LIGHTS
Marlboro
Strawberry Fraise
BRAVO
CIGARILLOS

National Cancer Institute

Electronic Nicotine Delivery Systems (ENDS)


FANTASIA
FANTASIA
FANTASIA
FANTASIA
FANTASIA
FANTASIA














2.0mL
1.6mL
1.2mL
0.8mL
0.4mL
0mL



Electronic Nicotine Delivery Devices (ENDS)

- Many types of ENDS on the market
  - Electronic cigarettes (e-cigarettes or e-cigs)
  - E-Hookahs, Hookah Pens
  - Personal Vaporizers
- Class of products intended to deliver nicotine-containing aerosol (e-liquid) to a user by heating a solution
- Invented by a Chinese Pharmacist in 2003
- Entered global market in 2007
- Varying concentrations of nicotine/ No Nicotine Varieties
  - mg/ml of solution or percent concentration
- Flavors!

Electronic Nicotine Delivery Devices (ENDS) Anatomy


AREA OF DETAIL
CARTRIDGE
Holds the liquid, that comes in different strengths and flavors, in the tip of the vaporizer.
BATTERY
Most kits come with two rechargable lithium 3.7 volt batteries. The battery is what makes the device work by charging the atomizer to produce the vapor.
LED
Lights up when inhaled to simulate a lit cigarette. It also lets you know if the battery is working or running low.
METAL MESH DOME
How it works
HEATING COIL
CERAMIC CUP
+/- CABLES
VAPORS START WHEN INHALED
ELECTRICAL CONNECTOR
PLASTIC ADAPTOR
PRESSURE SENSOR/ VOLTAGE CONTROL
BATTERY
The atomizer
When a user inhales the personal vaporizer, the rechargeable battery in the device creates a solid contact with positive and negative wires inside the metal casing of the atomizer that turns it on to produce the vapor in the metal mesh dome. It then pulls the liquid from the cartridge to produce the vapor. The virtually oderless vapor that simulates smoke quickly dissipates in the air when exhaled.

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Types of e-cigarettes

Disposable
e-cigarette



Rechargeable
e-cigarette


blu
blu

Pen-style, medium-
sized rechargeable
e-cigarette



Tank-style, large-
sized rechargeable
e-cigarette



Marketing

- Television, Print, Radio, Internet, Point of Sale....
- Celebrity Endorsement


"I DONT ALWAYS VAPE,
BUT WHEN I DO, I CHOOSE VAPOR SHARK."
- KRIS KRINGLE
vaporshark
005472
CLEARCHANNEL

Vapor Shark E-Cigarette Billboard, Florida, 2013

Claims (Grana & Ling, 2014)

- Health Related

Julia Louis-Dreyfus at the Golden Globes



Katherine Heigl on David Letterman Show



Jenny McCarthy promoting Blu



Johnny Depp in "The Tourist"



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NO Tobacco Smoke!
Only Water Vapor.
New high-tech atomizer converts water to a smoke-like vapor, generating a cigarette-like look and feel without dangerous chemicals such as nicotine and without the nasty smell.
L.E.D. LITHIUM BATTERY • ATOMIZER • CARTRIDGE
"It's a better oral fixation!" - Jake L., FL
Make the switch to American Blue Tip™ Smokes, a healthier, convenient alternative to cigarettes. Enjoy all of the pleasures of smoking without the stigma. American Blue Tip is so effective as a substitute for cigarettes because it feels like the real thing, providing the authentic smoking experience: Feel the weight between your fingers. Inhale and exhale the smoke-like vapor. Feed the hand to mouth habit. Keep your social routines. Savor the rush. Try getting all that with a patch!
SMOKE INDOORS • NO SMELLY ODOR
NO TAR • NO ASHES • NO FLAME
Smoke Anywhere
No Second-Hand Smoke!
With American Blue Tip, you can smoke when you want, where you want. Smoke in your house, apartment, office or car. "Light up" in a bar again. You can even smoke in bed! Indulge your desire to smoke whenever the mood hits you. The stylish leather carrying-case and powerful lithium battery ensure that your American Blue Tips will always be ready when you are.
WWW.AMERICANBLUETIP.COM


TAKE BACK
YOUR FREEDOM
with blu eCigs®, the smart alternative to cigarettes.
• No Odor, No Ash
• No Tobacco Smoke, Only Vapor
• Slim, Rechargeable Pack
NEW
blu™ electronic cigarettes are now available in retail stores nationwide.
Visit us at blucigs.com/store-locator
blu
blu

National Cancer Institute

Marketing

- Television, Print, Radio, Internet
- Celebrity Endorsement

Claims (Grana & Ling, 2014)

- Health Related
- Cessation Related




RESOLUTION SOLUTION.
NJOY
INTRODUCING THE NJOY KING ELECTRONIC CIGARETTE.
IN 2013, SMOKERS FINALLY HAVE A REAL ALTERNATIVE.
It's the first electronic cigarette with the look and feel of the real thing, and authentic flavor developed in the USA by our Master Flavorist. So this New Year, you can get rid of the smoke and keep the flavor. You've got NJOY on your side.
NJOY
CIGARETTES, YOU'VE MET YOUR MATCH.
AVAILABLE AT CONVENIENCE STORES NATIONWIDE.
njoy.com


QUIT SMOKING with ELECTRONIC CIGARETTES
NOWHERE™
ELECTRONIC CIGARETTES

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Marketing

- Television, Print, Radio, Internet
- Celebrity Endorsement

Claims (Grana & Ling, 2014)

- Health Related
- Cessation Related
- Circumvent smokefree air laws







Welcome Back.


SMOKING
PERMITTED
blu
PREMIER
ELECTRONIC
CIGARETTES
BUY HERE!
18+ ID required for purchase.
PUSH

ENDS: The Product

- Propylene glycol and glycerin
- Studies are limited by:
  - Limited number of products tested
  - Puffing protocol which may not mimic actual behavior
- Lack of standards, wide variability in chemicals, and mislabeling.
- E-cigarette Aerosol Particles- not merely 'water vapor'
  - Detected to be a similar size of those delivered by cigarettes (most in the ultrafine range of 100-200 nm)
  - Secondhand Aerosol exposure detected in users and non-users
- Adverse Events Reported:
  - Hospitalization
  - Choking on e-cig cartridge (infant)
  - Nicotine poisoning (youth)
  - Exploding batteries

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Awareness and Prevalence

- Awareness of and e-cigarette trial has at least doubled among both adults and adolescents, in countries with available data from 2008 to 2012.
- E-cigarettes are most commonly being used concurrently with conventional tobacco cigarettes (dual use).
- Awareness and use has also increased in adolescents and dual use appears to be the predominant pattern of e-cigarette use

Major Reports

World Health Organization Study Group on Tobacco Product Regulation (TobReg) Report 955 (2009)

- Lack of data on the safety of the ingredients, repeated inhalation of a heated mixtures of propylene glycol and other chemicals

2012 World Health Organization Framework Convention on Tobacco Control Conference of the Parties report on E-cigarettes (November 2012)

- " ENDS products should be regulated as combination drugs and medical devices and not as tobacco products"

The International Union Against Tuberculosis and Lung Disease Position Statement

- "The safety of electronic cigarettes or electronic nicotine delivery systems has not been scientifically demonstrated."

Research Challenges

- Product Design and Constituent Analysis
  - Safety of electronic cigarettes
  - Implement safety standards for cartridges, listing ingredients, amount of nicotine
- Indicators of Abuse Liability
  - Efficacy for smoking cessation
- Health Outcomes
  - Harm
    - Biomarkers/Toxicology Studies
- Patterns of use (and moderators of use)
  - Current Smokers, Former Smokers
  - Youth
  - Socioeconomic Status

ENDS Issues to Consider

- Purity of ingredients
- Device functionality and quality control
- Modification of device by users
- Variable nicotine delivery
- Effects on lung function unknown
- May be preferred by smokers over other non-combustible products

What is the National Institutes of Health doing?

- In November 2013, NIDA and NCI co-sponsored the NIH Electronic Cigarette Workshop: Developing a Research Agenda.
- Surveillance:
  - Health Information National Trends Survey
  - Tobacco Use Supplement to the Current Population Survey
  - Population Assessment of Tobacco and Health
- There are 10 active grants at NIH with a significant focus on ENDs, totaling $10,313,479 annually.
  - Nine of these grants are being funding through the NIH-FDA Tobacco Regulatory Science Program.

National Cancer Institute

Primary Reference

Background Paper on E-cigarettes (Electronic Nicotine Delivery Systems)

Rachel Grana, PhD MPH
Neal Benowitz, MD
Stanton A. Glantz, PhD

Center for Tobacco Control Research and Education
University of California, San Francisco
WHO Collaborating Center on Tobacco Control

Prepared for
World Health Organization
Tobacco Free Initiative

December 2013

National Cancer Institute

Thank you!

Annette Kaufman, PhD, MPH
Health Scientist
Tobacco Control Research Branch
Behavioral Research Program
Division of Cancer Control and Population Sciences
National Cancer Institute
National Institutes of Health
9609 Medical Center Drive, 3-E-546
Rockville, MD 20850

Email: kaufmana@mail.nih.gov